SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) January 29, 1998


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
        Servicing Agreement, dated as of January 1, 1998,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-3)



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

  New Jersey                33-5042                21-0627285
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(State or other           (Commission          (I.R.S. Employer
 jurisdiction              File Number)       Identification No.)
of incorporation)



                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)




 Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On January 29, 1998 GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1998-3 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1998-3") of conventional, one-to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated January 22, 1998 as supplemented by the Prospectus Supplement dated January 27, 1998.

The original principal balance of each Class of the Certificates is as follows:

               Class A1             $62,000,000.00
               Class A2             $12,470,000.00
               Class A3             $21,278,000.00
               Class A4             $15,738,000.00
               Class A5             $15,670,000.00
               Class A6                      (1)
               Class A7             $34,507,000.00
               Class A8            $120,000,000.00
               Class A9              $7,904,800.00
               Class A10            $10,900,000.00
               Class PO                $120,239.08
               Class M               $5,493,000.00
               Class B1              $3,139,000.00
               Class B2              $1,570,000.00
               Class B3              $1,570,000.00
               Class B4                $471,000.00
               Class B5              $1,099,115.95
               Class R                     $100.00
               Class RL                    $100.00
                                   ---------------
                    Total :        $313,930,355.03


(1)  The Class A6 Certificates will be interest-only
     Certificates. Interest will accrue on the Class A6
     Certificates on the aggregate Notional Principal Balance of $6,981,000.00.

The initial Junior Percentage and initial Senior Percentage for Pool 1998-3 are approximately 4.25% and 95.75%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1998-3 as of the initial issuance of the Certificates are approximately $123,439, $3,139,304 and $3,139,304, respectively, representing approximately 0.04%, 1.00%, and 1.00%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of January 1, 1998 (the "Cut-off Date").


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


Description of the Mortgage Pool and the Mortgaged Properties

Pool 1998-3

Pool 1998-3 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $313,930,355.03.

The interest rates (the "Mortgage Rates") borne by the 1,039 Mortgage Loans conveyed by GECMSI to Pool 1998-3 range from 6.875% to 9.000% and the weighted average Mortgage Rate as of the Cut-off Date is 7.6516% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1998-3 ranged from $58,500.00 to $1,000,000.00, and, as of the Cut-off Date, the
average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1998-3 is $302,146.64, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1998-3 is April 1994, and the latest scheduled maturity date of any such Mortgage Loan is January 2028. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1998-3 is 76.6824%.


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


The Mortgage Loans in Pool 1998-3 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1998-3:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
     MORTGAGE         # OF                  AS OF         AGGREGATE
        RATES        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
      6.8750%            1            $243,000.00           0.0774%
      7.0000%            5          $1,330,561.28           0.4238%
      7.1250%           12          $3,881,707.19           1.2365%
      7.2500%           75         $23,286,385.32           7.4177%
      7.3750%          124         $36,983,756.58          11.7809%
      7.5000%          198         $59,827,147.56          19.0575%
      7.5800%            1            $294,567.74           0.0938%
      7.6250%          163         $48,431,912.64          15.4276%
      7.7500%          201         $62,241,853.99          19.8267%
      7.8750%          137         $40,788,101.24          12.9927%
      8.0000%           55         $15,808,339.32           5.0356%
      8.1250%           24          $7,573,015.00           2.4123%
      8.1500%            1            $223,626.74           0.0712%
      8.2500%           27          $8,983,964.34           2.8618%
      8.3750%            7          $1,647,709.09           0.5249%
      8.5000%            7          $2,299,257.00           0.7324%
      9.0000%            1             $85,450.00           0.0272%
                      ----        ---------------         ---------
        Total        1,039        $313,930,355.03         100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1998-3:

                                            AGGREGATE             % OF
                                             BALANCES          POOL BY
          ORIGINAL           # OF               AS OF        AGGREGATE
          BALANCES          LOANS        CUT-OFF DATE          BALANCE
          --------          -----        ------------        ---------
         $ 0  -  227,150       86      $14,485,264.88          4.6142%
    $227,151  -  250,000      221      $52,919,222.13         16.8570%
    $250,001  -  300,000      362      $98,700,699.76         31.4402%
    $300,001  -  350,000      159      $51,708,688.30         16.4714%
    $350,001  -  400,000       75      $28,038,434.77          8.9314%
    $400,001  -  450,000       53      $22,468,269.58          7.1571%
    $450,001  -  600,000       64      $32,686,278.99         10.4120%
    $600,001  -  650,000       16      $10,141,579.27          3.2305%
    $650,001  - 1,000,000 +     3       $2,781,917.35          0.8862%
                             ----     ---------------        ---------
                  Total     1,039     $313,930,355.03        100.0000%


The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-3 is
$998,653.56.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-3 is
$58,500.00.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1998-3:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------
         1994            2            $465,226.72           0.1482%
         1996            5          $1,333,014.92           0.4246%
         1997         1032        $312,132,113.39          99.4272%
                      ----        ---------------         ---------
        Total        1,039        $313,930,355.03         100.0000%


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


d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1998-3:

            LOAN-                           AGGREGATE             % OF
          TO-VALUE                           BALANCES          POOL BY
          RATIO AT           # OF               AS OF        AGGREGATE
         ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
         -----------        -----        ------------        ---------
      00.000  -   50.00        29       $9,098,948.74          2.8984%
      50.001  -   60.00        42      $12,520,196.04          3.9882%
      60.001  -   70.00       113      $36,732,519.37         11.7008%
      70.001  -   75.00       151      $50,067,740.87         15.9487%
      75.001  -   80.00       524     $156,894,258.79         49.9775%
      80.001  -   85.00        19       $5,139,643.12          1.6372%
      85.001  -   90.00        97      $27,125,858.85          8.6407%
      90.001  -   95.00        64      $16,351,189.25          5.2085%
      95.001  -  100.00         0               $0.00          0.0000%
                             ----     ---------------        ---------
            Total           1,039     $313,930,355.03        100.0000%


e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged
     Properties securing the Mortgage Loans in Pool 1998-3:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
TYPE OF               # OF                  AS OF         AGGREGATE
DWELLING             LOANS           CUT-OFF DATE           BALANCE
--------             -----           ------------         ---------
Single-family
 detached              967        $293,277,091.59          93.4211%
Single-family
 attached               38         $11,584,040.80           3.6900%
Condominium             26          $7,013,650.73           2.2341%
2 - 4 Family Units       8          $2,055,571.91           0.6548%
                      ----        ---------------         ---------
Total                1,039        $313,930,355.03         100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1998-3:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE           BALANCE
---------            -----           ------------         ---------
Owner Occupied        1007        $305,277,991.35          97.2439%
Vacation                19          $6,168,790.68           1.9650%
Investment              13          $2,483,573.00           0.7911%
                      ----        ---------------         ---------
Total                1,039        $313,930,355.03         100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool
     1998-3:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
STATE                LOANS           CUT-OFF DATE           BALANCE
-----                -----           ------------         ---------
Alaska                   1            $333,750.00           0.1063%
Alabama                  4          $1,484,567.74           0.4729%
Arizona                 23          $7,112,785.23           2.2657%
California             500        $155,770,651.81          49.6197%
Colorado                25          $7,267,907.40           2.3151%
Connecticut              9          $2,664,581.88           0.8488%
District of Columbia     3            $797,850.79           0.2541%
Florida                 24          $6,686,483.82           2.1299%
Georgia                 25          $7,051,537.35           2.2462%
Hawaii                   2            $567,679.98           0.1808%
Iowa                     2            $591,668.52           0.1885%
Idaho                    1            $229,682.40           0.0732%
Illinois                27          $8,218,462.18           2.6179%
Indiana                  3            $937,681.08           0.2987%
Kansas                   1            $291,783.29           0.0929%
Kentucky                 1            $227,543.29           0.0725%
Louisiana                4          $1,228,125.41           0.3912%
Massachusetts           38         $12,447,698.25           3.9651%
Maryland                59         $15,341,522.34           4.8869%
Michigan                 4          $1,071,197.25           0.3412%
Minnesota                7          $1,965,725.39           0.6262%
Missouri                 2            $690,689.49           0.2200%
North Carolina           8          $2,045,284.15           0.6515%
New Hampshire            1            $460,000.00           0.1465%
New Jersey              51         $16,643,702.37           5.3018%
New Mexico               4          $1,450,934.28           0.4622%
Nevada                  12          $3,326,066.61           1.0595%
New York                18          $5,697,561.93           1.8149%
Ohio                     3          $1,296,192.11           0.4129%
Oklahoma                 1            $271,127.00           0.0864%
Oregon                   6          $1,801,781.17           0.5739%
Pennsylvania            31          $9,467,705.28           3.0159%
Rhode Island             2            $547,415.51           0.1744%
South Carolina           1            $250,000.00           0.0796%
South Dakota             1            $239,952.81           0.0764%
Tennessee                6          $2,065,604.42           0.6580%
Texas                   35          $8,951,220.39           2.8513%
Utah                     6          $1,771,953.87           0.5644%
Virginia                56         $15,983,403.88           5.0914%
Vermont                  3            $750,987.59           0.2392%
Washington              26          $7,102,659.71           2.2625%
Wisconsin                3            $827,227.06           0.2635%
                      ----        ---------------         ---------
Total                1,039        $313,930,355.03         100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1998-3:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
         2017            5          $1,318,344.76           0.4199%
         2018            3            $442,000.00           0.1408%
         2022            3            $914,508.58           0.2913%
         2024            2            $465,226.72           0.1482%
         2026            4          $1,003,237.91           0.3196%
         2027          752        $227,620,573.54          72.5067%
         2028          270         $82,166,463.52          26.1735%
                      ----        ---------------         ---------
        Total        1,039        $313,930,355.03         100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1998-3 calculated as of the Cut-off Date is 358 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage
     Loans in Pool 1998-3:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
PURPOSE               # OF                  AS OF         AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE           BALANCE
-------              -----           ------------         ---------
Purchase               613        $180,434,734.71          57.4761%
Rate Term/Refinance    346        $107,292,645.61          34.1772%
Cash-out Refinance      80         $26,202,974.71           8.3467%
                      ----        ---------------         ---------
Total                1,039        $313,930,355.03         100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
         EXHIBITS.

1.1    The Underwriting Agreement, dated as of April 24,
       1995, and the related Terms Agreement, dated as of January 27, 1998, for certain of the Series 1998-3
       Certificates between GE Capital Mortgage Services,
       Inc. and PaineWebber Incorporated.

1.2    The Underwriting Agreement, dated as of October
       23, 1995, and the related Terms Agreement, dated as of January 27, 1998, for certain of the Series
       1998-3 Certificates between GE Capital Mortgage
       Services, Inc. and Salomon Brothers Inc.

4.1 The Pooling and Servicing Agreement for the Series 1998-3 Certificates, dated as of January 1, 1998, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                            SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      GE Capital Mortgage Services, Inc.



                                      By: /s/ Jeffrey R. Taylor
                                         --------------------------
                                      Name: Jeffrey R. Taylor
                                      Title: Vice President





Dated as of January 29, 1998


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



                            SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      GE Capital Mortgage Services, Inc.



                                      By:
                                         --------------------------
                                      Name: Jeffrey R. Taylor
                                      Title: Vice President





Dated as of January 29, 1998

                          EXHIBIT INDEX




The exhibits are being filed herewith:


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  EXHIBIT NO.                DESCRIPTION                        PAGE
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      1.1             The Underwriting Agreement,
                      dated as of April 24, 1995, and the
                      related Terms Agreement, dated as
                      of January 27, 1998, for certain of
                      the Series 1998-3 Certificates
                      between GE Capital Mortgage
                      Services, Inc. and PaineWebber
                      Incorporated.

      1.2             The Underwriting Agreement,
                      dated as of October 23, 1995, and
                      the related Terms Agreement,
                      dated as of January 27, 1998, for
                      certain of the Series 1998-3
                      Certificates between GE Capital
                      Mortgage Services, Inc. and
                      Salomon Brothers Inc.

      4.1             The Pooling and Servicing
                      Agreement for the Series 1998-3
                      Certificates, dated as of January 1,
                      1998, between GE Capital
                      Mortgage Services, Inc., as seller
                      and servicer, and State Street
                      Bank and Trust Company, as
                      trustee.

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